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                            CAPITALIZATION AGREEMENT

         This Recapitalization Agreement is entered into this 23rd day of July, 1999 by and between BROOKTROUT, INC. ("Brooktrout"), a Massachusetts corporation, and INTERSPEED, INC. ("Interspeed"), a Delaware corporation.

         In consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. BACKGROUND. Interspeed anticipates making a public offering of its common stock (the "Public Offering"), in which Brooktrout will participate as a selling stockholder, pursuant to a Registration Statement on Form S-1 of the Securities and Exchange Commission (the "Registration Statement"). Brooktrout, as the principal stockholder of Interspeed, has heretofore provided to Interspeed advances, in the form of payment of expenses on behalf of Interspeed and otherwise, in an amount which totaled approximately $10,887,000 as of June 30, 1999 and has increased and is expected to continue to increase up to the consummation of the Public Offering (collectively, the "Brooktrout Advances"). This Agreement is being entered into to set forth the agreement of Brooktrout and Interspeed with respect to the disposition of these advances in connection with the Public Offering and otherwise.

         2. CONTRIBUTION TO CAPITAL. Upon effectiveness of the Registration Statement, Brooktrout shall contribute to the capital of Interspeed, and Interspeed shall accept as a contribution to its capital, the full amount of the Brooktrout Advances made up to the date of such effectiveness.

         3. EXTENSION OF PAYMENT. In any event, Brooktrout agrees that it shall not seek repayment of the Brooktrout Advances, in whole or in part, at any time prior to October 1, 2000.

         4. DISCLAIMER. It is hereby acknowledged and agreed that Brooktrout shall make no further advances to Interspeed following effectiveness of the Registration Statement, and that Brooktrout has committed to make further advances as needed to Interspeed through the date of effectiveness of the Registration Statement.

         5. COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document, and all counterparts shall be construed together and shall constitute the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their respective behalves by their officers thereunto duly authorized, as of the date and year first set forth above.

                                    BROOKTROUT, INC.


                                    By: /s/ ROBERT C. LEAHY
                                        -------------------------------
                                        Robert C. Leahy
                                        Vice President, Finance and Operations

                                    INTERSPEED, INC.

                                    By: /s/ STEPHEN A. IDE
                                        -------------------------------
                                         Stephen A. Ide
                                         President